UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

Synergy CHC Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55098	99-0379440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

865 Spring Street, Westbrook, ME	04092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 939-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

UrgentRx Stock Purchase Agreement

On November 12, 2015 (the “UrgentRx Closing Date”), we entered into a Stock Purchase Agreement (the “UrgentRx SPA”) with Breakthrough Products, Inc., a Delaware corporation (the “Company”), URX ACQUISITION TRUST, a Delaware statutory trust, (the “Trust”), Jordan Eisenberg, the chief executive officer and a shareholder of the Company (“Eisenberg”), and the other shareholders of the Company (Eisenberg and such other shareholders collectively referred to as the “UrgentRx Sellers”) for the purchase of all the issued and outstanding capital stock of the Company for 6,000,000 shares of our common stock (“UrgentRx Equity Consideration”).

In addition to the UrgentRx Equity Consideration, we have agreed to pay a royalty to the Trust, for the benefit of the UrgentRx Sellers, equal to 5% of gross sales of the UrgentRx (as defined below) following the first $5,000,000 in gross sales by the UrgentRx Products, on a quarterly basis for a period of seven years from the UrgentRx Closing Date.

The Company is engaged in the business of developing and selling medications for headache, heart burn, allergy attack, ache and pain, and upset stomach in the form of powders (“UrgentRx”).

The UrgentRx SPA contains customary representations and warranties and covenants by the respective parties.

Flat Tummy Tea Stock Purchase Agreement

On November 15, 2015 (the “Flat Tummy Tea Closing Date”), we entered into a Stock Purchase Agreement (the “Flat Tummy Tea SPA”) with TPR Investments Pty Ltd ACN 128 396 654 as trustee for Polmear Family Trust (the “Flat Tummy Tea Seller”), Timothy Polmear and Rebecca Polmear and NomadChoice Pty Limited ACN 160 729 939 trading as Flat Tummy Tea, an Australian proprietary limited company (“NomadChoice”) for the purchase of all the issued and outstanding capital stock of NomadChoice for $4,000,000 (AUD) in cash consideration (the “Cash Consideration”) and 3,571,428 shares of our common stock (“Flat Tummy Tea Equity Consideration”).

In addition to the Cash Consideration and the Flat Tummy Tea Equity Consideration, we have also agreed to pay the Flat Tummy Tea Seller certain earn-out payments of up to $3,500,000 (AUD) in aggregate upon certain EBITDA thresholds are met as of June 30, 2016, as described in the Flat Tummy Tea SPA.

Flat Tummy Tea is engaged in the business of developing, manufacturing, and selling herbal detox tea (“Flat Tummy Tea”).

The Flat Tummy Tea SPA contains customary representations and warranties and covenants by the respective parties.

2

Loan and Warrants

In connection with the UrgentRx SPA and the Flat Tummy Tea SPA, on November 12, 2015 we entered into a first amendment to loan agreement (the “New Loan Agreement”) with a subsidiary of Knight Therapeutics Inc. (“Knight”) for $5,500,000. The New Loan Agreement amended the loan agreement we entered into with Knight on January 21, 2015 for $6,000,000, as we disclosed on a Form 8-K filed January 27, 2015 and Amended on February 9, 2015. The New Loan Agreement’s borrowings were used in acquiring UrgentRx and Flat Tummy Tea.

This New Loan Agreement bears interest at 15% per annum plus other additional consideration. The interest rate will decrease to 13% if we meet certain equity-fundraising targets. The New Loan Agreement matures on November 11, 2017.

In connection with the New Loan Agreement, we issued Knight a warrant that entitles Knight to purchase 5,550,625 shares of our common stock (“Knight Warrant Shares”) representing approximately 6.5% of our fully diluted capital, which Knight exercised in full on November 12, 2015. Knight also received a 10-year warrant entitling Knight to purchase up to 4,547,243 shares of our common stock at $0.49 per share (“Knight Warrants”). In addition, Knight obtained the exclusive sales rights to Flat Tummy Tea and UrgentRx in Canada, Israel, Romania, Russia and Sub-Saharan Africa.

The foregoing descriptions of the UrgentRx SPA, the Flat Tummy Tea SPA and the New Loan Agreement are not complete and are qualified in their entirety by reference to the UrgentRx SPA, the Flat Tummy Tea SPA and the New Loan Agreement, which are filed as Exhibits 10.13, 10.14 and 10.15, respectively, to this Current Report on Form 8-K, and are incorporated into this report by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 of this Report under “UrgentRx Stock Purchase Agreement” and “Flat Tummy Tea Stock Purchase Agreement” is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Report under “Loan and Warrants” is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The information regarding the issuance of shares of our common stock that constitute UrgentRx Equity Consideration and Flat Tummy Tea Equity Consideration in Item 1.01 of this Report is incorporated herein by reference. The shares of common stock issued to the UrgentRx Sellers and the Flat Tummy Tea Seller were sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof. The shares of our common stock issued to the UrgentRx Sellers and the Flat Tummy Tea Seller may not be offered or sold in the United States absent registration or exemption from registration under the Securities Act of 1933, as amended, and any applicable state securities laws.

3

The information regarding the Knight Warrant Shares and the Knight Warrants under the caption “Loan and Warrants” in Item 1.01 of this Report is incorporated herein by reference. The Knight Warrant Shares, the warrant to purchase the Knight Warrant Shares and the Knight Warrants were sold in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. None of the Knight Warrant Shares, the warrant to purchase the Knight Warrant Shares or the Knight Warrants may be offered or sold in the United States absent registration or exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01 Other Events.

On November 16, 2015, we issued a press release announcing our entry into the UrgentRx SPA. A copy of the press release is attached hereto as Exhibit 99.1.

On November 16, 2015, we issued a press release announcing our entry into the Flat Tummy Tea SPA. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

If and to the extent required, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

If and to the extent required, the financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

4.4	Synergy CHC Corp. Common Stock Purchase Warrant, dated November 12, 2015.

4.5	Synergy CHC Corp. Common Stock Purchase Warrant (10-Year Warrant), dated November 12, 2015.

10.13	Stock Purchase Agreement, dated November 12, 2015, by and between Synergy CHC Corp., Breakthrough Products, Inc., URX ACQUISITION TRUST, Jordan Eisenberg, and the other shareholders listed on Exhibit A thereto.

10.14

Stock Purchase Agreement, dated November 15, 2015, by and between Synergy CHC Corp., TPR Investments Pty Ltd ACN 128 396 654 as trustee for Polmear Family Trust, Timothy Polmear and Rebecca Polmear, and NomadChoice Pty Limited ACN 160 729 939.

10.15	First Amendment to Loan Agreement, dated November 12, 2015, between Knight Therapeutics (Barbados) Inc. and Synergy Strips Corp.

99.1	Press release dated November 16, 2015.

99.2	Press release dated November 16, 2015.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY CHC CORP.

Date: November 18, 2015	/s/ Jack Ross
Jack Ross
President and Chief Executive Officer

5